Offerings - Offering: 1	Sep. 10, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	5.600% Senior Debentures due 2055
Maximum Aggregate Offering Price	$ 297,015,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 45,473.00
Offering Note	Calculated in accordance with Rule 457(o) under the Securities Act, based on the proposed maximum aggregate offering price, and Rule 457(r) under the Securities Act.